

THE MAIN



66



Fiscal First Quarter 2025 Results Conference Call

November 7, 2024

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In this context, forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used.

Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control.

These risks and uncertainties include, but are not limited to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; substantial changes to the refueling and convenience store and grocery markets; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; LSI's ability to adequately protect intellectual property; information technology security threats and computer crime; reliance on customers and partner relationships; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; the failure of investments, acquisitions or acquired companies to achieve their plans or objectives generally; unexpected difficulties in integrating acquired businesses; the inability to effectively execute our business strategies; the ability to retain key employees, including key employees of acquired businesses; labor shortages or an increase in labor costs; changes in shift in product mix; unfavorable economic, political, and market conditions, including interest rate fluctuations; changes in U.S. trade policy; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to international conflicts and wars, pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19; price increases of materials; significant shortages of materials; shortages in transportation; increases in fuel prices; sudden or unexpected changes in customer creditworthiness; not recognizing all revenue or not receiving all customer payments; write-offs or impairment of capitalized costs or intangible assets in the future or restructuring costs; anti-takeover provisions in LSI's organizational documents and in Ohio law; and the other risk factors LSI describes from time to time in SEC filings. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business.

You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

KEY MESSAGES

Fiscal First Quarter 2025 Results

Solid execution, consistent profitability, strong free cash flow and improved order momentum underscores Q1 performance

Deep solutions portfolio and unique value proposition supports Q1 Adj. EBITDA of $13.4 million

Order rates improved with meaningful rebound in the grocery vertical, significantly increasing backlog

Free cash flow generation over $11 million in Q1, ended quarter with net leverage 0.8x

Strong commercial and operational execution
Q1FY25 sales 12% above PY driven by strong performance in Refueling/C-Store and QSR verticals. EMI contributed with near record performance in first full quarter as part of LSI. Comparable sales down 9% due to ongoing softness in grocery vertical and fewer large Lighting projects.

Sustained earnings performance
Q1 Adj. EBITDA demonstrates durability of our operating model to drive profitability while managing fluctuating demand across key market verticals. Pricing trends continue to be stable supporting earnings.

Solid cash flow generates strong balance sheet, supporting ongoing investment
Trend of strong free cash flow generation continues with Q1 cash flow of $11.1 million. Net leverage of 0.8x; total cash and available liquidity of approximately $49 million.

Display Solutions positioned for growth inflection following improved order momentum
Order rates within grocery nearly doubled and remain strong into second quarter. Anticipate Q2 sales growth driven by elevated backlog of Refueling/C-Store program wins, recovery in grocery vertical, and continued favorable EMI performance.

Lighting conversion remains lengthened, launch of V-LOCITY™ series of outdoor solutions
Small project activity remains healthy, while continue to experience fewer large project releases. Launch of V-LOCITY represents largest new product introduction in over 7 years.

Executing on *Fast Forward* value creation initiative
EMI integration activities are ahead of schedule. Strong Balance Sheet supports organic and inorganic growth initiatives. LSI is well positioned to capitalize on favorable, long-term secular tailwinds and deliver profitable growth consistent with targets outlined within *Fast Forward* plan.

CONSOLIDATED FINANCIAL RESULTS

Broad Solutions Portfolio and Unique Value Proposition Drives Profit Durability

Q1 demonstrates strength of vertical market strategy

Sales growth in Refueling/C-store, QSR and other markets offset by continued disruption in Grocery vertical demand

Achieved solid Adj. EPS performance of $0.26, leveraging demand strength in key verticals

Income impacted by volume fluctuations in select verticals, segment/product mix and full quarter impact of EMI

Strong free cash flow reflects high earnings conversion to cash

Total Net Sales ($M)


$123.4
$138.1
Q1FY24
Q1FY25

Operating Income ($M)


11.3%
8.6%
$11.0
$13.9
$9.1
$11.9
Q1FY24
Q1FY25
Reported Operating Income
Adjusted Operating Income
% Sales

Net Income ($M)


7.8%
5.8%
$8.0
$9.6
$6.7
$8.0
Q1FY24
Q1FY25
Reported Net Income
Adjusted Net Income
% Sales

Non-GAAP Adjusted EBITDA ($M)


12.2%
9.7%
$15.1
$13.4
Q1FY24
Q1FY25
% Sales

LIGHTING SEGMENT UPDATE

Demand Activity Fluctuates by Market Vertical; Pricing Remains Steady

- Sales growth in select verticals including Refueling/C-Store and QSR is offset by lengthened quote-to-order conversion period, particularly for large projects
- Quotation activity remains consistent, with smaller project activity healthy
- Lighting positioned for stronger second half of the fiscal year as large project releases occur and market adoption of new products
- Launch of V-LOCITY series of area lights represents largest new program launch in eight years

Lighting Segment Sales ($M)


$67.6
$58.4
Q1FY24
Q1FY25

Lighting Segment Adj. Gross Margin ($M)


34.4%
31.9%
$23.3
$18.7
Q1FY24
Q1FY25
% Sales

Lighting Segment Adj. Operating Income ($M)


14.0%
11.1%
$9.5
$6.5
Q1FY24
Q1FY25
% Sales

Lighting Segment Adjusted EBITDA ($M)


15.0%
12.1%
$10.2
$7.1
Q1FY24
Q1FY25
% Sales

DISPLAY SOLUTIONS SEGMENT UPDATE

Resumption of Order Activity in Grocery Vertical; Organic Growth projected moving forward

- Strong growth in Refueling/C-Store sales driven by elevated backlog of program wins
- Order rates within grocery vertical increased by nearly 100% in fiscal Q1 and remain strong early in fiscal Q2; Grocery BtB was 1.3x in Q1
- Display Income impacted by fluctuating demand levels across key vertical markets, and ramp up of display case production
- EMI delivered near record results in first full quarter as part of LSI
- Outlook remains favorable with recent orders strength scheduled to ramp after the holiday season

Display Solutions Segment Sales ($M)



$55.8
$79.7
Q1FY24
Q1FY25

Display Solutions Segment Adj. Gross Margin ($M)



24.5%
19.0%
$13.7
$15.1
Q1FY24
Q1FY25
% Sales

Display Solutions Segment Adj. Op. Income ($M)



15.2%
11.1%
$8.5
$8.9
Q1FY24
Q1FY25
% Sales

Display Solutions Segment Adjusted EBITDA ($M)



15.9%
12.2%
$8.9
$9.7
Q1FY24
Q1FY25
% Sales

STRONG CASH GENERATION, BALANCE SHEET DISCIPLINE

Steady Cash Flow Trend Continues; Enable Ongoing Execution of Capital Allocation Strategy

- Q1 Free Cash Flow of $11 million continues trend of solid cash generation
- Reduced net debt nearly $10 million of in the quarter, exit the period with net debt of $41 million and net leverage ratio of 0.8x
- Debt increased in Q4FY24 related to the acquisition of EMI Industries
- Strong balance sheet supporting investments in growth initiatives
- Expect solid cash flow in FY25 prioritizing capital deployment toward debt reduction, return of capital, and growth

Free Cash Flow ($M)[1]



$9.2
$7.3
$11.2
$10.3
$11.1
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25

TTM Free Cash Flow ($M)[1]



$45.4
$43.8
$43.3
$38.0
$38.9
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25

Net Debt Outstanding ($M)[2]



$25.1
Net Leverage 0.5x
$18.9
Net Leverage 04x
$9.2
Net Leverage 0.2x
$50.1
Net Leverage 1.0x
EMI Acquisition
$40.7
Net Leverage 0.8x
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25

(1) Free cash flow (FCF) defined as cash flow from operating activities less capital expenditures
(2) Net leverage defined as net debt divided by trailing 12-month Adjusted EBITDA

DISCIPLINED WORKING CAPITAL MANAGEMENT

Favorable Working Capital Trends Continue; Inventory Aligned with Demand Levels

Effective Working Capital management contributes to solid Free Cash Flow

Days of Working Capital and Inventory remains stable as operations adapt to fluctuating demand by vertical and stable supply chain

Expect Working Capital to increase in Q2 supporting very active quarter; sales growth, resumption in Grocery orders, and phase-in of new products in both Lighting and Display Solutions

Total Working Capital ($M)



$76.2
$75.8
$77.2
$83.3
$86.8
EMI Acquisition
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25

Total Inventory ($M)



$63.1
$60.2
$60.3
$70.9
$71.3
EMI Acquisition
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25


Exxon
Exxon
Synergy

APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP gross margin, operating income, net income, and earnings per share for the rolling five quarters ending September 30, 2024. Gross Margin, operating income, net income, and earnings per share, which exclude the impact of long-term performance-based compensation, severance costs, restructuring costs, lease expense on the step-up basis of acquired leases, the amortization expense of acquired intangible assets, consulting expenses supporting commercial growth initiatives, and acquisition costs are non-GAAP financial measures. We believe these non-GAAP measures will provide increased transparency to our core operating performance of the business. Also included in this presentation are non-GAAP financial measures, including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, and Net Debt. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated, along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, and Net Debt.

NON-GAAP RECONCILIATION

LSI Industries	Q1 2024	Q1 2025
Net Sales	123,441	138,095
Gross Margin	36,589	33,647
Lease expense on the step-up basis of acquired leases	-	67
Severance costs/Restructuring costs	347	39
Adjusted Gross Margin	**36,936**	**33,753**
Adjusted Gross Margin %	29.9%	24.4%

Lighting Segment	Q1 2024	Q1 2025
Net Sales	67,641	58,437
Gross Margin	23,280	18,626
Severance costs/Restructuring costs	-	37
Adjusted Gross Margin	**23,280**	**18,663**
Adjusted Gross Margin %	**34.4%**	**31.9%**

Display Solutions Segment	Q1 2024	Q1 2025
Net Sales	55,800	79,658
Gross Margin	13,310	15,030
Lease expense on the step-up basis of acquired leases	-	67
Severance costs/Restructuring costs	347	1
Adjusted Gross Margin	**13,657**	**15,098**
Adjusted Gross Margin %	**24.5%**	**19.0%**

NON-GAAP RECONCILIATION

LSI Industries	Q1 2024	Q1 2025
Net Sales	123,441	138,095
Operating Income	11,028	9,131
Acquisition costs	-	48
Consulting expense: commercial growth initiatives	19	-
Amortization expense of acquired intangible assets	1,190	1,408
Lease expense on the step-up basis of acquired leases	-	67
Severance costs/Restructuring costs	353	60
Long-term performance based compensation	1,325	1,184
Adjusted Operating Income	13,915	11,898
Adjusted Operating %	11.3%	8.6%
Depreciation Expense	1,181	1,532
Adjusted EBITDA	15,096	13,430
Adjusted EBITDA %	12.2%	9.7%

Lighting Segment	Q1 2024	Q1 2025
Net Sales	67,641	58,437
Operating Income	8,753	5,759
Amortization expense of acquired intangible assets	603	603
Severance costs/Restructuring costs	-	60
Long-term performance based compensation	92	69
Adjusted Operating Income	9,448	6,491
Adjusted Operating %	14.0%	11.1%
Depreciation Expense	706	609
Adjusted EBITDA	10,154	7,100
Adjusted EBITDA %	15.0%	12.1%

Display Solutions Segment	Q1 2024	Q1 2025
Net Sales	55,800	79,658
Operating Income	7,219	7,708
Amortization expense of acquired intangible assets	587	805
Lease expense on the step-up basis of acquired leases	-	67
Severance costs/Restructuring costs	353	1
Long-term performance based compensation	309	285
Adjusted Operating Income	8,468	8,866
Adjusted Operating %	15.2%	11.1%
Depreciation and amortization	389	830
Adjusted EBITDA	8,857	9,696
Adjusted EBITDA %	15.9%	12.2%

NON-GAAP RECONCILIATION

LSI Industries	Q1 2024	Diluted EPS	Q2 2024	Diluted EPS	Q3 2024	Diluted EPS	Q4 2024	Diluted EPS	Q1 2025	Diluted EPS
Net Income Reported	$ 8,028	$ 0.27	$ 5,906	$ 0.20	$ 5,375	$ 0.18	$ 5,668	$ 0.19	$ 6,682	$ 0.22
Acquisition costs	-	-	-	-	-	-	722	0.02	$ 36	$ -
Consulting expense: commercial growth initiatives	13	-	-	-	-	-	-	-	-	-
Amortization expense of acquired intangible assets	870	0.03	885	0.03	888	0.03	1,028	0.04	1,042	0.03
Lease expense on the step-up basis of acquired leases	-	-	-	-	-	-	-	-	50	-
Severance costs/Restructuring costs	256	0.01	34	-	101	-	5	-	45	-
Long-term performance based compensation	974	0.03	625	0.02	767	0.03	906	0.03	881	0.03
Tax rate difference between reported and adjusted net income	(531)	(0.02)	(201)	(0.01)	-		(25)	-	(755)	(0.02)
Net Income Adjusted	$ 9,610	$ 0.32	$ 7,249	$ 0.24	$ 7,131	$ 0.24	$ 8,304	$ 0.28	$ 7,981	$ 0.26
Adjusted Net Income %	7.8%		6.7%		6.6%		6.4%		5.8%	

Effective in the first quarter of fiscal 2025, LSI will include the amortization expense related to acquired intangible assets as an add-back to its non-GAAP reconciliation. Prior quarter non-GAAP reconciliations have been adjusted accordingly.

NON-GAAP RECONCILIATION

LSI Industries	Q1 2024	Q1 2025
Net Income Reported	$ 8,028	$ 6,682
Income tax	2,338	1,635
Interest expense, net	566	875
Other expense (Income)	96	(61)
Operating Income as Reported	11,028	9,131
Depreciation and amortization	2,371	2,940
EBITDA	$ 13,399	$ 12,071
Acquisition costs	-	48
Consulting expense: commercial growth initiatives	19	-
Lease expense on the step-up basis of acquired leases	-	67
Severance costs/Restructuring costs	353	60
Long-term performance based compensation	1,325	1,184
Adjusted EBITDA	$ 15,096	$ 13,430
Adjusted EBITDA as a percentage of Sales	12.2%	9.7%

Effective in the first quarter of fiscal 2025, LSI will include the amortization expense related to acquired intangible assets as an add-back to its non-GAAP reconciliation. Prior quarter non-GAAP reconciliations have been adjusted accordingly.

NON-GAAP RECONCILIATION

Free Cash Flow	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Cash flow from operations	$ 10,592	$ 9,276	$ 12,429	$ 11,096	$ 11,846
Less: Capital expenditures	$ (1,393)	$ (1,956)	$ (1,277)	$ (762)	$ (759)
Free cash flow	$ 9,199	$ 7,320	$ 11,152	$ 10,334	$ 11,087

Net Debt Outstanding and Leverage Ratio	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Total debt	28,669	21,521	16,354	54,229	47,689
Less: cash	(3,533)	(2,660)	(7,175)	(4,110)	(6,969)
Net debt	$ 25,136	$ 18,861	$ 9,179	$ 50,119	$ 40,720
Adjusted EBITDA - trailing twelve months	$ 53,408	$ 51,489	$ 51,496	$ 51,451	$ 49,770
Net leverage ratio	0.5	0.4	0.2	1.0	0.8

Organic Sales	Q1 2024	Q1 2025	% Variance
Lighting Segment	$ 67,641	$ 58,437	-13.6%
Display Solutions Segment	$ 55,800	$ 79,658	42.8%
Total Net Sales	$ 123,441	$ 138,095	11.9%
Less:			
EMI	-	26,203	
Total Organic Net Sales	$ 123,441	$ 111,892	-9.4%


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LSI Investor Relations